Vanguard Structured Large-Cap Growth Fund

Supplement to the Prospectus Dated January 27, 2011

On February 25, 2011, the board of trustees for Vanguard Structured Large-Cap Growth Fund (the Fund) approved a proposal to liquidate and dissolve the Fund on or about May 31, 2011 (the liquidation date). In anticipation of the liquidation and dissolution, the Fund will not accept additional investments or open new accounts after the close of business on February 28, 2011.

On the liquidation date, the Fund will redeem all of its outstanding shares at the net asset value of such shares. Prior to the liquidation date, the Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions of its investment company taxable income, if any, and net realized capital gains, if any, for the current taxable year through the liquidation date.

The liquidation and dissolution is not expected to result in income tax liability for the Fund. Distribution of liquidation proceeds to Fund shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 872 022011

Vanguard Structured Large-Cap Value Fund

Supplement to the Prospectus Dated January 27, 2011

On February 25, 2011, the board of trustees for Vanguard Structured Large-Cap Value Fund (the Fund) approved a proposal to liquidate and dissolve the Fund on or about May 31, 2011. In anticipation of the liquidation and dissolution, the Fund will not open any new accounts.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 874 022011

Vanguard Quantitative Funds

Vanguard Structured Large-Cap Growth Fund
Vanguard Structured Large-Cap Value Fund

Supplement to the Statement of Additional Information Dated January 27, 2011

On February 25, 2011, the board of trustees for Vanguard Structured Large-Cap Growth Fund (the Growth Fund) and Vanguard Structured Large-Cap Value Fund (the Value Fund, and together with the Growth Fund, the Funds) approved a proposal to liquidate and dissolve the Funds on or about May 31, 2011 (the liquidation date). In anticipation of the liquidation and dissolution, the Growth Fund will not accept additional investments after the close of business on February 28, 2011, and the Funds will not open new accounts after that date.

On the liquidation date, the Growth Fund will redeem all of its outstanding shares at the net asset value of such shares. Prior to the liquidation date, the Growth Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions of its investment company taxable income, if any, and net realized capital gains, if any, for the current taxable year through the liquidation date.

The liquidation and dissolution is not expected to result in income tax liability for the Growth Fund. Distribution of liquidation proceeds to Growth Fund shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 093 022011